Phoenix Series Fund
                  Supplement dated June 30, 1997 to Prospectus
             dated February 28, 1997 as supplemented March 10, 1997


The Portfolio Managers

The following replaces the paragraph under the heading "Money Market Series" located on page 24 of the Prospectus.

      Ms. Julie Sapia is the portfolio manager of the Money Market Fund Series and as such is primarily responsible for the day-to-day management of the Series. Ms. Sapia is also Vice President and portfolio manager for The Phoenix Edge Series Fund, Money Market Series and Phoenix Duff & Phelps Institutional Mutual Funds, Money Market Portfolio. She is also Vice President of the Phoenix-Aberdeen Series Fund. From April, 1997 to the present she has been Head Money Market Trader of PIC; from 1995 to 1997 she served as Money Market Trader of PIC; and from 1991 to 1995 she served as Money Market Trader for Phoenix Home Life Mutual Insurance Company.


Management of the Trust

The following paragraph should be inserted at the bottom of page 27 in the Statement of Additional Information.

Julie L. Sapia     Vice President     Head Money Market Trader (1997-present),
                                      Phoenix Investment Counsel, Inc. Vice
                                      President (1997-present), The Phoenix Edge
                                      Series Fund, Phoenix Duff & Phelps
                                      Institutional Mutual Funds and
                                      Phoenix-Aberdeen Series Fund. Money Market
                                      Trader (1995-1997), Phoenix Investment
                                      Counsel, Inc. Money Market Trader
                                      (1991-1995), Phoenix Home Life Mutual
                                      Insurance Company.